                                                                     EXHIBIT 99

                        UNITED STATES BANKRUPTCY COURT
                         MIDDLE DISTRICT OF TENNESSEE

In re:                                               Case No.: 399-02649
                                                               -----------------
       SERVICE MERCHANDISE COMPANY, INC.                       THROUGH 399-02680
       ---------------------------------                       -----------------

                                                     Judge:    PAINE
                                                               -----------------

                                                     Chapter 11

Debtor(s)

            MONTHLY OPERATING REPORT FOR PERIOD ENDING April 2, 2000
                                                       -------------

            COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                       --------------------------------

      Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 28, 2000 and ending April 2, 2000 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

            [X]     Monthly Reporting Questionnaire (Attachment 1)

            [X]     Comparative Balance Sheets (Forms OPR-1 & OPR-2)

            [N/A]   Summary of Accounts Receivable (Form OPR-3)

            [X]     Schedule of Postpetition Liabilities (Form OPR-4)

            [X]     Statement of Income (Loss) (Form OPR-5)


            I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

      Date: 4/24/00               DEBTOR - IN - POSSESSION
           -----------
                                  By: /s/ Tom Garrett
                                     -------------------------------------------

                                  Name and Title: TOM GARRETT,
                                                  ------------------------------
                                                  SENIOR VICE PRESIDENT & CFO
                                                  ------------------------------

                                  Address:        7100 SERVICE MERCHANDISE DRIVE
                                                  ------------------------------
                                                  BRENTWOOD, TENNESSEE 37027
                                                  ------------------------------

                                  Telephone No:   660-3477
                                                  ------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

1. Payroll

                                                                                         WAGES                      TAXES
  OFFICERS                                  TITLE                            GROSS               NET        DUE             PAID
-----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO            CHIEF EXECUTIVE OFFICER                                   70,154.77       45,286.78     4,515.26    19,951.13
STEVE MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                      GENERAL COUNSEL AND SECRETARY                            189,358.63      132,651.85     2,198.69    54,535.64
TOM GARRETT           SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        161,242.25      114,237.46     1,648.99    45,004.55
GARY SEASE            SENIOR VICE PRESIDENT, LOGISTICS                         163,073.44      113,323.81     2,054.11    46,736.89
CHARLES SEPTER        PRESIDENT AND CHIEF OPERATING OFFICER                    218,178.72      150,292.27     3,417.43    63,487.27
KENNETH BRAME         SENIOR VICE PRESIDENT, INFORMATION SERVICES AND
                      CHIEF INFORMATION OFFICER                              1,084,980.75 (a)  765,110.93   271,258.58    48,611.24
ROBERT J. PINDRED     VICE PRESIDENT AND TREASURER                              63,040.40       41,976.48       507.37    16,535.65
JOE M. ELLIOTT        VICE PRESIDENT, PROPERTY ADMINISTRATION                   45,549.40       28,454.23       626.85    12,905.03
ERIC KOVATS           VICE PRESIDENT, STORES                                   139,096.66       93,490.95     1,517.80    49,108.28
KARREN PRASIFKA       ASSISTANT GENERAL COUNSEL VICE PRESIDENT                  76,570.02       53,651.88     1,275.28    21,534.46
BILLY STEWART         ASSISTANT TAX VICE PRESIDENT, TAX                         29,645.69       18,709.13       332.66     8,609.07
KENNETH A CONWAY      VICE PRESIDENT AND CONTROLLER                             72,052.27       51,516.52       656.06    19,460.69

Note:  The above amounts reflect bonuses paid in March, 2000.
       (a)  Includes $921,082 related to severance pay.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

2. INSURANCE

                                                                   COVERAGE          POLICY      EXPIRATION  PREMIUM  DATE COVERAGE
TYPE                              NAME OF CARRIER                   AMOUNT           NUMBER         DATE      AMOUNT    PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                          Fireman's Fund Insurance Co     $5 Million       CCIPWI2011     12/31/00  $1,441,249    12/31/00
                                  Royal                           $5 Million        RHD314289     12/31/00  $  100,000    12/31/00
                                  Westchester Fire                $15 Million      IXA394310      12/31/00  $   50,100    12/31/00
                                  Allianz Insurance Co            $12 Million      CLP1034720     12/31/00  $   20,040    12/31/00
                                  TIG Insurance Co                $13 Million      XPT38797667    12/31/00  $   32,500    12/31/00
                                  Westchester Fire                $20 Million       IXA394311     12/31/00  $   10,020    12/31/00
                                  Allianz Insurance Co            $30 Million      CLP1034720     12/31/00  $   15,030    12/31/00
                                  Allianz Insurance Co            $25 Million      CLP1034720     12/31/00  $    6,680    12/31/00
Boiler & Machinery                Hartford Steam Boiler           $10 Million         BMTBD       05/01/00  $   11,900    05/01/00
Transit                           Security Ins Co of Hartford     $1 Million       CCIMG72820     05/01/00  $   10,000    05/01/00
Ocean Cargo                       Phoenix Assurance Co of NY      $10 Million        CR37211      05/01/00  $   40,000    05/01/00
Special Crime                     Reliance Insurance Co           $25 Million      NFK1951937     05/01/02  $   13,458    05/01/02
Crime                             National Union Fire Ins Co      $10 Million       858-O797      03/01/01  $   56,505    03/01/01
Fiduciary                         National Union Fire Ins Co      $10 Million       267-81-30     03/01/01  $   19,140    03/01/01
Employment Practices Liability    Chubb Insurance Co              $10 Million      81278901A      03/01/01  $    8,992    04/01/00
                                  Royal Insurance Co              $10 Million       PSFOOOO10     03/01/01  $    3,749    04/01/00
Directors & Officers              Continental Insurance Co        $10 Million       300714943     03/01/01  $  453,500    03/01/01
                                  Chubb Insurance Co              $10 million      81278902-A     03/01/01  $  266,666    03/01/01
                                  Royal Insurance Co              $10 Million       PSFOO0009     03/01/01  $  133,000    03/01/01
Umbrella                          Federal Insurance Co            $50 Million       79763295      12/31/01  $   63,357    12/31/00
Excess Liability                  American Guarantee & Liab       $50 million     AEC287610700    12/31/00  $   25,000    12/31/00
International                     Ace American Ins Co             $1 Million        PHF051491     12/31/00  $    2,500    12/31/00
Punitive Damages                  Chubb Atlantic Indemnity        $50 Million    (00) 3310-05-98  12/31/00  $   17,160    12/31/00
Punitive Damages - Excess         Zurich International Bermuda    $50 Million     ZTEB-091 PD)    12/31/00  $    5,000    12/31/00
General Liability                 Ace American Ins Co             $5 Million      XSLG19903254    12/31/00  $   11,032    03/31/00
Workers' Compensation             Pacific Employers Ins Co        Statutory       WLRC42662112    12/31/00  $   19,978    03/31/00
WC Excess                         Ace American Ins Co             Statutory        XWCO11950      12/31/00  $    1,601    03/31/00
WC Contractual Indemnity          Illinois Union Insurance Co     Statutory       CTPG19903461    12/31/00  $    2,083    03/31/00
WC Nevada                         Ace American Ins Co             Statutory       NWCC42662173    12/31/00  $    1,737    03/31/00
Auto                              Pacific Employers Ins Co        $1 Million      ISAH07571008    12/31/00  $    2,083    03/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                     $    11,250
RETAIL SAFE FUNDS                                                                 1,948,492

CORPORATE ACCOUNTS                                                                3,274,896

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                     868,702
FIRSTAR                                                                              34,406
SOCIETY NATIONAL BANK                                                               423,233
BANK OF BOSTON                                                                      765,940
BANK OF BOSTON CONNECTICUT                                                          228,816
MERCANTILE BANK                                                                      57,322
FIRST UNION                                                                       3,690,784
HARRIS TRUST                                                                      1,060,990
BANK ONE LOUISIANA                                                                  359,146
ABN - AMRO BANK                                                                     285,449
COMERICA BANK                                                                       207,797
AM SOUTH                                                                            190,150
BANK OF AMERICA CALIFORNIA                                                          283,876
FIRST AMERICAN NATIONAL BANK                                                        182,573
HERITAGE BANK OF NEVADA                                                                 775
BANK OF OKLAHOMA                                                                    188,428
CHASE BANK OF TEXAS                                                                 835,073
HIBERNIA                                                                             49,636
SINGLE STORE DEPOSITORY ACCOUNTS                                                    364,072
FIRST NATIONAL BANK OF MARYLAND                                                       4,300
WELLS FARGO BANK                                                                     80,057
NATIONSBANK                                                                         233,991
BANK ONE, IN                                                                        183,477
PNC BANK                                                                            758,962
BANK ONE, TEXAS                                                                      40,450

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)               12,069,253

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                      38,379
OTHER CASH ACCOUNTS                                                                 792,169
                                                                                -----------
TOTAL CASH PER GENERAL LEDGER                                                   $29,512,842
                                                                                ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                                              ACTUAL      ACTUAL      ACTUAL       ACTUAL      ACTUAL       TOTAL

                                              Monday         02/28/00    03/06/00    03/13/00     03/20/00    03/27/00    02/28/00
                                              Sunday         03/05/00    03/12/00    03/19/00     03/26/00    04/02/00    04/02/00
                                                            ---------    --------    --------     --------    --------    --------
 Receipts:
    Sales Receipts                                            $29,533     $28,997     $26,796      $29,438     $28,718    $143,482
    Miscellaneous Receipts                                         --         819          --            9       3,164       3,992
                                                              -------     -------     -------      -------     -------    --------
    Total Available collections                                29,533      29,816      26,796       29,447      31,882     147,474

 Disbursements:
    Merchandise disbursements                                  20,128       8,034      13,656       15,511      15,750      73,079
    Non-merchandise disbursements                              14,858      16,044      13,822       16,589      23,926      85,239
                                                              -------     -------     -------      -------     -------    --------
 Total Disbursements:                                          34,986      24,078      27,478       32,100      39,676     158,318
                                                              -------    --------    --------     --------    --------    --------
 Net Receipts/(Disbursements)                                 $(5,453)    $ 5,738     $  (682)     $(2,653)    $(7,794)   $(10,844)
                                                              =======     =======     =======      =======     =======    ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                               Actual         Forecast        Forecast       Forecast
                                              04/09/00        04/30/00        05/28/00       07/02/00
                                             ---------        --------        --------       --------
Ending Total Revolver Balance                 $104,063        $177,994        $141,835       $ 97,184
Term Loan                                       99,000          60,000          60,000         60,000
Standby Letters of Credit                       27,056          44,663          38,737         32,975
Trade Letters of Credit                         20,899           1,830           9,999         28,224
                                              --------        --------        --------        -------
Total Extensions of Credit                     251,018         284,487         250,571        218,383

Borrowing Base                                 510,118         508,593         480,246        408,377
                                              --------        --------        --------       --------
Availability                                  $259,100        $224,106        $229,675       $189,994
                                              ========        ========        ========       ========

CHAPTER II
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER. 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

4. Payments to Professionals: February 28, 2000 through April 2, 2000


Vendor #                          Vendor Name                            Check Amt.       Check Date        Check #
--------------------------------------------------------------------------------------------------------------------
 57117            Deloitte & Touche                                     $124,856.00        02/28/00         30039177
 57117            Deloitte & Touche                                      $37,733.96        02/28/00         30039178
 86237            Brusniak, Clement, Harrison & McCool, PC, Inc.          $1,382.58        03/03/00         30039665
 71403            Seyfarth, Shaw, Fairweather & Geraldson                 $6,874.52        03/06/00         30039788
 98378            Skadden, Arps, Slate, Meagher & Flom                  $274,072.00        03/06/00         B0012100
100906            Peter J. Solomon                                       $78,750.00        03/06/00         B0021195
 71217            Bass Berry & Sims                                      $51,959.50        03/06/00         B0021198
 79108            Ernst & Young                                          $60,315.00        03/06/00         B0021199
 99104            Jay Alix & Associates                                 $105,708.00        03/06/00         B0021201
 99391            Otterbourg, Steindler, Houston, Rosen, PC              $91,746.36        03/06/00         B0021202
 99454            Harwell, Howard, Hyne, Gabbert, & Manner, PC, Inc.     $18,505.11        03/06/00         B0021203
 57117            Deloitte & Touche                                     $124,856.00        03/07/00         30039843
 57117            Deloitte & Touche                                      $30,821.03        03/07100         30039844
 99329            Aegis Property Tax Specialists                         $10,312.50        03/10/00         30040541
 99329            Aegis Property Tax Specialists                            $817.77        03/10/00         30040542
 99329            Aegis Property Tax Specialists                          $8,647.62        03/13/00         30040728
 50995            Brann & Isaacson                                        $2,933.40        03/17/00         30041417
 57117            Deloitte & Touche                                     $178,309.99        03/27/00         30042311
 94414            Keen Realty Consultants, Inc.                           $5,166.00        03/27/00         30042320
 99444            Sitrick & Company, Inc.                                $89,984.89        03/27/00         B0021359
 63078            Weil, Gotshak & Manges                                 $21,181.67        03/27/00         B0021360
 98378            Skadden, Arps, Slate, Meagher & Flom                  $844,728.00        03/27/00         B0021362
 79108            Ernst & Young                                          $19,555.00        03/27/00         B0021363
 99104            Jay Alix & Associates                                 $180,681.31        03/27/00         B0021365
 99391            Otterbourg Steindler, Houston, Rosen, PC              $179,158.86        03/27/00         B0021366
 99454            Harwell, Howard, Hyne, Gabbert, & Manner, PC, Inc.     $44,808.43        03/27/00         B0021367
 71217            Bass Berry & Sims                                     $147,560.41        03/27/00         B0021368
100906            Peter J. Solomon                                      $121,093.91        03/27/00         B0021371
 99459            Robert L. Berger                                       $35,364.51        03/31/00         B0021435
101606            Service Real Estate Venture                           $150,000.00        03/02/00         B0021180
101606            Service Real Estate Venture                            $33,529.27        03/17/00         B0021318
101606            Service Real Estate Venture                           $150,000.00        03/31/00         B0021445
101625            DG Hart Associates, Inc.                               $96,780.44        03/27/00         B0021369
101625            DG Hart Associates, Inc.                              $165,208.86        03/27/00         B0021370
101232            E & Y Restructuring                                    $46,038.00        03/06/00         B0021196
101232            E & Y Restructuring                                   $118,786.00        03/27/00         B0021364

                  **Payments issued to E & Y Restructuring in a prior period that were inadvertently not reported**
101232            E & Y Restructuring                                   $139,120.00        01/28/00         B0020885
101232            E & Y Restructuring                                   $135,047.00        02/25/00         B0021130

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                              APRIL 2,       FEBRUARY 27,
                                                                2000            2000
                                                             ----------      -----------
ASSETS
Current Assets:
    Cash and cash equivalents                                $   29,513      $   38,010
    Accounts receivable                                           6,135           7,028
    Inventories                                                 644,368         662,722
    Prepaid expenses and other assets                            24,174          24,851
                                                             ----------      ----------

    TOTAL CURRENT ASSETS                                        704,190         732,611
                                                             ----------      ----------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation               346,340         348,136
    Capitalized leases, net of accumulated amortization          14,200          14,464
                                                             ----------      ----------

                 TOTAL PROPERTY AND EQUIPMENT                   360,540         362,600
                                                             ----------      ----------

    Other assets and deferred charges                            45,337          44,937
                                                             ----------      ----------

TOTAL ASSETS                                                 $1,110,066      $1,140,148
                                                             ==========      ==========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                   $   97,146      $   86,232
    Accounts payable                                             60,382          62,075
    Accrued expenses                                            138,243         159,570
    State & local sales tax                                      12,672          13,319
    Current maturities of long-term debt                          1,000           1,000
    Current maturities capitalized leases                           118              85
                                                             ----------      ----------
    TOTAL CURRENT LIABILITIES                                   309,561         322,281

Long-Term Liabilities:
    Long-term debt                                               98,250          98,250
    Capitalized lease obligations                                 2,467           2,474
Liabilities Subject To Compromise:
    Accrued restructuring costs                                  44,604          45,495
    Capitalized lease obligations                                26,405          27,305
    Long-term debt                                              426,844         428,232
    Accounts payable                                            192,829         191,673
    Accrued expenses                                             64,562          60,284
                                                            -----------     -----------
    Total Liabilities Subject To Compromise                     755,244         752,990

TOTAL LIABILITIES                                             1,165,521       1,175,995
                                                            -----------     -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                 49,989          49,989
    Additional paid-in-capital                                    6,288           6,288
    Deferred compensation                                          (565)           (587)
    Accumulated other comprehensive loss                             --              --
    Retained (deficit) earnings                                (111,167)        (91,539)
                                                            -----------     -----------
             TOTAL SHAREHOLDERS' (DEFICIT) EQUITY               (55,455)        (35,848)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY        $ 1,110,066     $ 1,140,148
                                                            ===========     ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 04/02/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 27, 2000 THROUGH APRIL 2, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  04/02/2000
FORM OPR-4

                                                                    Total          Current
                                                                  ---------       --------
Trade Accounts Payable (Merchandise)                              $  60,382       $ 60,382





                                                                    Total          Current
                                                                  ---------       --------
Expense & other payables                                          $ 138,243       $138,243

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THOUGH APRIL 2, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                    Date          Date                  Total               0-30
                TAXES PAYABLE                     Incurred         Due                   Due                Days
                                                  --------       -------             -----------        -----------

Federal income tax                             **  Various       Various            $  7,811,842       $  7,811,842

State income tax                                   Various       Various                  (9,570)            (9,570)
                                                                                    ------------       ------------

                                      SUBTOTAL                                         7,802,272          7,802,272
                                                                                    ------------       ------------


Sales/use tax                         SUBTOTAL  *  Various       Various              12,672,367         12,672,367
                                                                                    ------------       ------------

Personal property tax                           *  Various       Various               1,952,001          1,952,001

Real estate taxes                               *  Various       Various               8,649,565          8,649,565

Inventory taxes                                 *  Various       Various                       0                  0

Gross receipts/bus. licenses                    *  Various       Various                  (1,479)            (1,479)

Franchise taxes                                 *  Various       Various                 491,835            491,835
                                                                                    ------------       ------------

                                      SUBTOTAL                                        11,091,922         11,091,922
                                                                                    ------------       ------------

                                                                                    ------------       ------------
TOTAL TAXES PAYABLE                                                                 $ 31,566,561       $ 31,566,561
                                                                                    ============       ============

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 28, 2000 THROUGH APRIL 2, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)

                                               DATE                       TOTAL DUE
                                             INCURRED      DATE DUE    (4/2/00 BALANCE)
POST PETITION SECURED DEBT                   -------------------------------------------
     Revolver Borrowings                     03/27/99      06/30/01        $ 97,146
     Facility Standby Letters of Credit      03/27/99      06/30/01          27,056
     Facility Trade Letters of Credit        03/27/99      06/30/01          22,408
     Term Loans                              03/27/99      06/30/01          99,250
                                                                           --------
     TOTAL EXTENSIONS OF CREDIT                                            $245,860
                                                                           ========
ACCRUED INTEREST PAYABLE                                                   $  1,007
                                                                           ========

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)


                                                                                  ACTIVITY
                                                                              FEBRUARY 27, 2000
                                                                                   THROUGH
                                                                                APRIL 2, 2000
                                                                              -----------------


Net Sales                                                                          $ 128,556

Costs of merchandise sold and buying and occupancy expense                            99,293
                                                                                   ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses         29,263

Selling, General and Administrative Expenses:
     Net Employment Expense                                                           25,675
     Net Advertising                                                                   4,696
     Banking and Other Fees                                                            1,719
     Real Estate and Other Taxes                                                       2,098
     Supplies                                                                          1,235
     Communication and Equipment                                                         464
     Travel                                                                              650
     UCC and Other Services                                                             (899)
     Legal and Professional                                                              426
     Sales and Shipping                                                                   85
     Insurance                                                                           194
     Miscellaneous                                                                       (38)
     Credit Card Services                                                                (30)
                                                                                   ---------
Total Selling, General and Administrative Expenses                                    36,277


Other expense/(income), net                                                          (10,818)


Restructuring charge (credit)                                                           (836)

Depreciation and amortization                                                          3,831
                                                                                   ---------

Earnings (loss) before interest, reorganization items, and income tax                    809

Interest expense - debt                                                                3,887
Interest expense - capitalized leases                                                    290
                                                                                   ---------

Earnings (loss) before reorganization items, and income tax                           (3,368)

Reorganization Items:
     Severance                                                                         9,423
     Legal and Professional                                                            2,899
     Miscellaneous fees                                                                  166
     Close Store Charges                                                               3,774
                                                                                   ---------
     Total Reorganization Items                                                       16,262

Earnings (loss) before income tax                                                    (19,630)
     Income tax benefit                                                                   --
     Cumulative Effect of Change in Accounting Principles                                 --
                                                                                   ---------

Net earnings (loss)                                                                $ (19,630)
                                                                                   =========